UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2021

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 29, 2021, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) entered into a $100.0 million asset-backed non-recourse secured financing (the “Financing”). The parties to the transaction are the Company, as originator, servicer and custodian, Credit Acceptance Funding LLC 2021-1, as borrower, Fifth Third Bank, National Association, as deal agent, lender and collateral agent, and the other lenders party from time to time thereto. Pursuant to the Financing, we contributed approximately $125.1 million of loans to a wholly-owned special purpose entity that pledged the loans to an institutional lender under a loan and security agreement.

The Financing will:
•bear interest at one-month LIBOR plus 200 basis points;
•revolve for 24 months after which it will amortize based upon the cash flows on the contributed loans; and
•be used by us to repay outstanding indebtedness and for general corporate purposes.

We will receive 6.0% of the cash flows related to the underlying consumer loans to cover servicing expenses. The remaining 94.0%, less amounts due to dealers for payments of dealer holdback, will be used to pay principal and interest to the institutional lender as well as the ongoing costs of the Financing. The Financing is structured so as not to affect our contractual relationships with our dealers and to preserve the dealers’ rights to future payments of dealer holdback.

The Financing provides for certain events, referred to as “Termination Events”, including nonpayment, misrepresentation, breach of covenants, bankruptcy and failure to maintain certain financial ratios and results, including in respect of the performance of the pledged loans. It is also a Termination Event (i) if an event with a material adverse effect occurs, (ii) if we fail to make any required payment on debt for borrowed money having a principal amount in excess of a specified amount or default in the performance of any conditions, covenants or agreements under agreements relating to any such debt that results in such debt being (or permits such debt to be) accelerated or (iii) with respect to our role as servicer of the loans, if any “Servicer Termination Event” occurs. Upon the occurrence of any Termination Event, in addition to those described above, the creditors may, after the applicable grace period, declare the entire unpaid principal amount outstanding under the Financing and all accrued interest thereon to be immediately due and payable and exercise other remedies, including foreclosing on the collateral.

Fifth Third Bank, National Association and/or its affiliates are lenders or agents under certain of our revolving secured warehouse facilities and are parties to certain of our asset-backed securities transactions.

The above summary of the terms and conditions of this transaction does not purport to be complete and is qualified in its entirety by the agreements attached as Exhibits 4.130 to 4.133 to this Form 8-K which agreements are incorporated herein by reference.

On January 29, 2021, we entered into the Second Amendment to the Amended and Restated Loan and Security Agreement, dated as of January 29, 2021, among the Company, CAC Warehouse Funding LLC IV, Bank of Montreal and Wells Fargo Bank, National Association. The amendment extends the date on which the facility will cease to revolve from July 26, 2022 to November 17, 2023. The interest rate on borrowings under the facility has been increased from LIBOR plus 200 basis points to LIBOR plus 210 basis points. There were no other material changes to the terms of the facility.

As of January 29, 2021, we did not have a balance outstanding under the revolving secured warehouse facility. The terms and conditions of this transaction are set forth in the agreement attached hereto as Exhibit 4.134 to this Form 8-K and incorporated herein by reference.

On February 3, 2021, we entered into the Amendment No. 5 to the Sixth Amended and Restated Loan and Security Agreement, dated as of February 3, 2021, among the Company, CAC Warehouse Funding Corporation II and Wells Fargo Bank, National Association. The amendment extends the date on which the facility will cease to revolve from July 12, 2022 to April 30, 2024. There were no other material changes to the terms of the facility.

As of February 3, 2021 we had $75.0 million outstanding under the revolving secured warehouse facility. The terms and conditions of this transaction are set forth in the agreement attached hereto as Exhibit 4.135 to this Form 8-K and incorporated herein by reference.

Item 8.01    Other Events.

On January 29, 2021 and February 3, 2021 we issued press releases regarding these transactions. The press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.130	Loan and Security Agreement dated as of January 29, 2021 among the Company, Credit Acceptance Funding LLC 2021-1, Fifth Third Bank, National Association and Systems and Services Technologies, Inc..
4.131	Backup Servicing Agreement dated as of January 29, 2021, among the Company, Credit Acceptance Funding LLC 2021-1, Fifth Third Bank, National Association and Systems and Services Technologies, Inc.
4.132	Sale and Contribution Agreement dated as of January 29, 2021, between the Company and Credit Acceptance Funding LLC 2021-1.
4.133	Amended and Restated Intercreditor Agreement dated January 29, 2021, among the Company, CAC Warehouse Funding Corporation II, CAC Warehouse Funding LLC IV, CAC Warehouse Funding LLC V, CAC Warehouse Funding LLC VI, CAC Warehouse Funding LLC VII, CAC Warehouse Funding LLC VIII, Credit Acceptance Funding LLC 2021-1, Credit Acceptance Funding LLC 2020-3, Credit Acceptance Funding LLC 2020-2, Credit Acceptance Funding LLC 2020-1, Credit Acceptance Funding LLC 2019-3, Credit Acceptance Funding LLC 2019-2, Credit Acceptance Funding LLC 2019-1, Credit Acceptance Funding LLC 2018-3, Credit Acceptance Funding LLC 2018-2, Credit Acceptance Funding LLC 2018-1, Credit Acceptance Funding LLC 2017-3, Credit Acceptance Auto Loan Trust 2020-3, Credit Acceptance Auto Loan Trust 2020-2, Credit Acceptance Auto Loan Trust 2020-1, Credit Acceptance Auto Loan Trust 2019-3, Credit Acceptance Auto Loan Trust 2019-1, Credit Acceptance Auto Loan Trust 2018-3, Credit Acceptance Auto Loan Trust 2018-2, Credit Acceptance Auto Loan Trust 2018-1, Credit Acceptance Auto Loan Trust 2017-3, Wells Fargo Bank, National Association, as agent, Fifth Third Bank, as agent, Bank of Montreal, as agent, Flagstar Bank, FSB, as agent, Citizens Bank, N.A., as agent and Comerica Bank, as agent.
4.134	Second Amendment to Amended and Restated Loan and Security Agreement dated as of January 29, 2021, among the Company, CAC Warehouse Funding LLC IV and Bank of Montreal.
4.135
Amendment No. 5 to the Sixth Amended and Restated Loan and Security Agreement dated as of February 3, 2021, among the Company, CAC Warehouse Funding Corporation II and Wells Fargo Bank, National Association.

99.1	Press Release dated January 29, 2021
99.2	Press Release dated February 3, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: February 4, 2021	By:	/s/ Douglas W. Busk
Douglas W. Busk
Chief Treasury Officer